UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2006 (March 10, 2006)
Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	201352180

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

530 Oak Court Drive, Suite 300
Memphis, Tennessee	38117

(Address of Principal Executive Offices)	(Zip Code)
901-259-2500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Ex-99.1 Press Release
Ex-99.2 Education Realty Trust Inc Earnings Conference Call

Item 2.02. Results of Operations and Financial Condition.
     On March 10, 2006, Education Realty Trust, Inc. (the “Company”) issued a press release announcing its results of operations for the three and twelve months ended December 31, 2005, a copy of which is furnished as Exhibit 99.1 to this Current Report.
     On March 10, 2006, the Company held a public webcast regarding its fourth quarter and fiscal year results. A copy of the transcript for the Company’s conference call is furnished as Exhibit 99.2 to this Current Report.
     The information in the preceding paragraph, as well as Exhibits 99.1 and 99.2 referenced herein are being furnished by the Company pursuant to Item 2.02 of Form 8-K and are not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press release dated March 10, 2006

99.2	Transcript of Earnings Conference Call

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

By:	/s/ Randall H. Brown
Randall H. Brown
Chief Financial Officer, Secretary and Treasurer

Date: March 13, 2006

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated March 10, 2006

99.2	Transcript of Earnings Conference Call